UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 16, 2014 (October 16, 2014)

HOME LOAN SERVICING SOLUTIONS, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Home Loan Servicing Solutions, Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman
KY1-9005
Cayman Islands
Registrant’s telephone number, including area code: (345) 945-3727
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The Master Repurchase Agreement dated as of March 3, 2014 (the “Agreement”), among HLSS Mortgage Master Trust, a wholly owned subsidiary of Home Loan Servicing Solutions, Ltd. (the "Company"), as seller, Barclays Bank PLC, as purchaser and agent, and Home Loan Servicing Solutions, Ltd., as guarantor, as previously amended by Amendment No. 1 to the Agreement dated April 15, 2014, was further amended and restated through the execution of Amendment No. 2 to the Agreement (the “Amendment”) on October 16, 2014. The Amendment includes the following modifications to the Agreement:

•	Sutton Funding LLC has replaced Barclays Bank PLC as purchaser;

•	Deutsche Bank National Trust Company has been included as an additional custodian;

•	PennyMac Loan Services, LLC has been added as an additional eligible servicer; and

•	Certain operational aspects of the Agreement regarding the collection of claims proceeds have been clarified.

This description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The news release of Home Loan Servicing Solutions, Ltd., dated October 16, 2014, announcing its results for the third quarter of 2014 is attached hereto as Exhibit 99.1.

The information contained under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and, as a result, such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d) Exhibits:

Exhibit No.

10.1	Amendment No. 2 to the Master Repurchase Agreement among HLSS Mortgage Master Trust, Barclays Bank PLC and Home Loan Servicing Solutions, Ltd. dated as of October 16, 2014.

99.1	Text of press release by Home Loan Servicing Solutions, Ltd. dated October 16, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD.
(Registrant)

Date: October 16, 2014	By:	/s/ James E. Lauter
James E. Lauter
Senior Vice President and Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)